                                                             EXHIBIT C

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This First Amendment to Amended and Restated Credit Agreement (the "Credit Agreement") dated as of January 28, 1998 by and among Moldflow Corporation, a Delaware corporation (the "Company"), and the lenders listed on Schedule I thereto (the "Lenders"), is dated as of the 25th day of July, 1998 (the "First Amendment") by and among the Company and the Lenders, and amends the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

         NOW THEREFORE, the parties agree as follows.

         1. Amendment of Credit Agreement. Schedule I of the Credit Agreement is hereby replaced in its entirety by Schedule I in the form attached hereto to reflect the increase in the Credit Commitment under the Credit Agreement of Ampersand Specialty Material and Chemicals III, Limited Partnership and Ampersand Specialty Materials and Chemicals III Companion Fund, Limited Partnership (together, "Ampersand"), such increase to occur concurrent with the transfer of capital stock of the Company held by JTC Investment Management Pty Ltd ("JTC") and by Westpac Custodian Nominees Limited as nominees for NJI No. 1(A) Investment Fund and NJI 1(B) Investment Fund (together, "Westpac") as described in the Stock Purchase Agreement dated as of the date hereof among Ampersand and the Shareholders named therein. The parties hereto acknowledge and agree that (i) JTC and Westpac shall have no future commitments under the Credit Agreement and (ii) JTC and Westpac are hereby released from all future obligations under the Credit Agreement.

         2. Counterparts. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Credit Agreement to be executed as an instrument under seal as of the date first set forth above.

SIGNED for and on behalf of MOLDFLOW        )
CORPORATION                                 )
in the presence of                          )

/s/ Marc Dulude
---------------------------------------
President

       Marc Dulude
    President and CEO
---------------------------------------
Name of president (print)

SIGNED for and on behalf of THOMAS          )
INVESTMENTS AUSTRALIA PTY LTD               )
by a director in the presence of            )



---------------------------------------         -------------------------------
Witness                                         Director



---------------------------------------         -------------------------------
Name of witness (print)                         Name of director (print)

THE COMMON SEAL of HELMET                   )
INVESTMENTS AUSTRALIA PTY LTD is            )
affixed in accordance with its articles of  )
association in the presence of              )



---------------------------------------         -------------------------------
Secretary                                       Director



---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Credit Agreement to be executed as an instrument under seal as of the date first set forth above.

SIGNED for and on behalf of MOLDFLOW        )
CORPORATION                                 )
in the presence of                          )


---------------------------------------
President



---------------------------------------
Name of president (print)

SIGNED for and on behalf of THOMAS          )
INVESTMENTS AUSTRALIA PTY LTD               )
by a director in the presence of            )


/s/ Jane Thomas                                 /s/ A. Roland Thomas
---------------------------------------         -------------------------------
Witness                                         Director


    Jane Thomas                                     A. Roland Thomas
---------------------------------------         -------------------------------
Name of witness (print)                         Name of director (print)

THE COMMON SEAL of HELMET                   )
INVESTMENTS AUSTRALIA PTY LTD is            )
affixed in accordance with its articles of  )
association in the presence of              )



---------------------------------------         -------------------------------
Secretary                                       Director



---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

                   [Signature Page to the First Amendment]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Credit Agreement to be executed as an instrument under seal as of the date first set forth above.

SIGNED for and on behalf of MOLDFLOW        )
CORPORATION                                 )
in the presence of                          )


---------------------------------------
President



---------------------------------------
Name of president (print)

SIGNED for and on behalf of THOMAS          )
INVESTMENTS AUSTRALIA PTY LTD               )
by a director in the presence of            )



---------------------------------------         -------------------------------
Witness                                         Director



---------------------------------------         -------------------------------
Name of witness (print)                         Name of director (print)

THE COMMON SEAL of HELMET                   )
INVESTMENTS AUSTRALIA PTY LTD is            )
affixed in accordance with its articles of  )            [SEAL]
association in the presence of              )


/s/ Pauline Healy                               /s/ Peter Kennedy
---------------------------------------         -------------------------------
Secretary                                       Director


Pauline Healy                                   Peter Kennedy
---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

                    [Signature Page to the First Amendment]

SIGNED for and on behalf of FLOATFLOW       )            [SEAL]
PTY LTD by a director in the presence of    )

/s/ Deborah Bordonaro                           /s/ Paul Bordonaro
---------------------------------------         -------------------------------
Witness                                         Director


Deborah Bordonaro                               Paul Bordonaro
---------------------------------------         -------------------------------
Name of witness (print)                         Name of director (print)



THE COMMON SEAL of JTC                        )
INVESTMENT MANAGEMENT PTY LTD is              )
affixed in accordance with its articles of    )
association in the presence of                )



---------------------------------------         -------------------------------
Secretary                                       Director



---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (as                )
nominee for NJI No. 1(A) Investment Fund)     )
is affixed in accordance with its articles of )
association in the presence of                )



---------------------------------------         -------------------------------
Secretary                                       Director



---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

                  [Signature Page to Consent and Second Amendment]

SIGNED for and on behalf of FLOATFLOW       )
PTY LTD by a director in the presence of    )


---------------------------------------         -------------------------------
Witness                                         Director



---------------------------------------         -------------------------------
Name of witness (print)                         Name of director (print)



THE COMMON SEAL of JTC                        )
INVESTMENT MANAGEMENT PTY is                  )        [SEAL]
affixed in accordance with its articles of    )
association in the presence of                )


/s/ Julian Beale                                /s/ Michael Kroeger
---------------------------------------         -------------------------------
Secretary                                       Director


Julian Beale                                    Michael Kroeger
---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (as                )
nominee for NJI No. 1(A) Investment Fund)     )
is affixed in accordance with its articles of )
association in the presence of                )



---------------------------------------         -------------------------------
Secretary                                       Director



---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

SIGNED for and on behalf of FLOATFLOW       )
PTY LTD by a director in the presence of    )


---------------------------------------         -------------------------------
Witness                                         Director



---------------------------------------         -------------------------------
Name of witness (print)                         Name of director (print)



THE COMMON SEAL of JTC                        )
INVESTMENT MANAGEMENT PTY is                  )
affixed in accordance with its articles of    )
association in the presence of                )



---------------------------------------         -------------------------------
Secretary                                       Director



---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (as                )        [SEAL]
nominee for NJI No. 1(A) Investment Fund)     )
is affixed in accordance with its articles of )
association in the presence of                )



/s/ Michelle Dunlop                             /s/ Sean Brennan
---------------------------------------         -------------------------------
Secretary                                       Director


Michelle Dunlop                                 Sean Brennan
---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

                     [Signature Page to the First Amendment]

THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (AS                )        [SEAL]
NOMINEE FOR NJI NO. 1 (B) INVESTMENT FUND)    )
is affixed in accordance with its articles of )
association in the presence of                )


/s/ Michelle Dunlop                             /s/ Sean Brennan
---------------------------------------         -------------------------------
Secretary                                       Director


Michelle Dunlop                                 Sean Brennan
---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS II, LIMITED PARTNERSHIP             )
by its general partner ASMC II Management     )
Company LP by its general partner             )
ASMC-II MCLP LLP                              )



                                                -------------------------------
                                                General Partner



                                                -------------------------------
                                                Name (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS III, LIMITED PARTNERSHIP            )
by its general partner ASMC III Management    )
Company LP by its general partner             )
ASMC-II MCLP LLP                              )



                                                -------------------------------
                                                General Partner



                                                -------------------------------
                                                Name (print)

                       [Signature Page to the First Amendment]

THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (AS                )
NOMINEE FOR NJI NO. 1 (B) INVESTMENT FUND)    )
is affixed in accordance with its articles of )
association in the presence of                )



---------------------------------------         -------------------------------
Secretary                                       Director



---------------------------------------         -------------------------------
Name of secretary (print)                       Name of director (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS II, LIMITED PARTNERSHIP             )
by its general partner ASMC II Management     )
Company LP by its general partner             )
ASMC-II MCLP LLP                              )


                                                /s/ Charles D. Yie
                                                -------------------------------
                                                By:  Charles D. Yie
                                                Its: General Partner

                                                Charles D. Yie
                                                -------------------------------
                                                Name (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS III, LIMITED PARTNERSHIP            )
by its general partner ASMC III Management    )
Company LP by its general partner             )
ASMC-II MCLP LLP                              )


                                                /s/ Charles D. Yie
                                                -------------------------------
                                                By:  Charles D. Yie
                                                Its: General Partner

                                                Charles D. Yie
                                                -------------------------------
                                                Name (print)

                       [Signature Page to the First Amendment]

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS III COMPANION FUND                  )
LIMITED PARTNERSHIP by its general            )
partner ASMC III Management Company LP        )
by its general partner ASMC-III MCLP LLP      )

                                                /s/ Charles D. Yie
                                                -------------------------------
                                                By:  Charles D. Yie
                                                Its: General Partner

                                                Charles D. Yie
                                                -------------------------------
                                                Name (print)

SIGNED for and on behalf of MAZZA &           )
RILEY, INC.                                   )


                                                /s/ David B. Mazza
                                                -------------------------------



                                                David B. Mazza
                                                -------------------------------
                                                Name (print)

                         [Signature Page to the First Amendment]

                                  SCHEDULE I

                             MOLDFLOW CORPORATION
                    TABLE OF SHAREHOLDER LOAN PARTICIPATION
                                  25-AUG-98



                                                            -----------

                                            ALLOCABLE          CREDIT         ADVANCE
                                           PERCENTAGE        COMMITMENT        AMOUNT
                                                                 USD            USD
                                                            -------------------------
PRINCIPAL AMOUNT:                                            $1,000,000      $500,000
                                                            -------------------------

LENDERS:

Thomas Investments Australia Pty. Ltd.          4.36%        $   46,289      $ 23,145

Helmet Investments Australia Pty. Ltd.          4.36%        $   46,289      $ 23,145

Floatflow Pty. Ltd.                             4.36%        $   46,289      $ 23,145

  Total Non-Ampersand                                        $  138,867

Ampersand Specialty Materials and
  Chemicals II                                 31.16%        $  311,627      $155,814

Ampersand Specialty Materials and
  Chemicals III                                54.59%        $  545,945      $272,973

Ampersand Specialty Materials and
  Chemicals III Companion Fund                  0.36%        $    3,561      $  1,780
                                                             ----------      --------

  Total Ampersand                                            $  861,133      $430,566

   TOTAL ALLOCABLE PERCENTAGE                    100%
   TOTAL LOAN COMMITMENT                                     $1,000,000      $500,000
                                                             ----------
